SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Under {section} 240.14a-12

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                (Name of Registrant as Specified In Its Charter)
                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:



2)    Aggregate number of securities to which transaction applies:



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


4)    Proposed maximum aggregate value of transaction:



5)    Total fee paid:


[  ]  Fee paid previously with preliminary materials:



      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


      2)    Form, Schedule or Registration Statement No.:


      3)    Filing Party:


      4)    Date Filed:

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                  AZL{R} SCHRODER EMERGING MARKETS EQUITY FUND

                            5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

Dear Contract Owner:

      We are sending you the enclosed notice of special meeting of shareholders and proxy statement because you own a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a contract owner, you are an indirect participant in the Fund.

      We are asking you to provide us with voting instructions with respect to proposals to be considered at a special meeting of the shareholders of the Fund. At the meeting, shareholders will consider the following proposals:

      1. To approve the Fund's "manager of managers" structure, which gives the Fund flexibility to hire and replace subadvisers in the future without a shareholder vote; and

      2. Such other business as may properly come before the meeting, or any adjournment of the meeting.

      The Board of Trustees of the Fund has determined that each proposal is in the best interests of the Fund and the Fund's shareholders. We ask you to indicate whether you approve or disapprove each proposal by completing and returning the enclosed voting instruction form. The Board unanimously recommends that you vote FOR the proposals.

      Whether or not you expect to attend the meeting, please carefully review the proxy statement and the enclosed voting instruction form. You may provide your voting instructions by phone, Internet, or mail. To avoid the additional expense of further solicitation, we ask for your cooperation in promptly providing your voting instructions. Sending in your voting instruction form will not prevent you from voting in person at the meeting.

      The special meeting of shareholders will be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

      If you have any questions, please feel free to contact the Allianz Service Center at (800) 624-0197. Thank you for your prompt attention and participation.

                                           Sincerely,

                                           /s/ Jeffrey Kletti

                                           Jeffrey Kletti
                                           Chairman and President
                                           Allianz Variable Insurance Products
                                           Trust


February 22, 2010

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                  AZL{R} SCHRODER EMERGING MARKETS EQUITY FUND

                            5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 23, 2010

      A special meeting of the shareholders of the Fund listed above will be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416. The Fund is a series of the Allianz Variable Insurance Products Trust. At the meeting, shareholders of the Fund will consider the following proposals:

1. To approve the Fund's "manager of managers" structure, which gives the Fund flexibility to hire and replace subadvisers in the future without a shareholder vote; and

2. Such other business as may properly come before the meeting, or any adjournment of the meeting.

      The Fund issues and sells its shares to certain separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, "Allianz"). The separate accounts hold shares of mutual funds, including the Fund, which serve as a funding vehicle for benefits under certain variable annuity and variable life insurance contracts issued by Allianz (the "Contracts").

      As the owner of the assets held in the separate accounts, Allianz is the sole shareholder of the Fund and is entitled to vote all of the shares of the Fund. However, Allianz will vote outstanding shares of the Fund in accordance with instructions given by the owners of the Contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of the Contracts who, by virtue of their ownership of the Contracts, beneficially owned shares of the Fund on the record date, so that they may instruct Allianz how to vote the shares of the Fund underlying their Contracts.

      Shareholders of record at the close of business on February 5, 2010, are entitled to vote at the meeting.

                                     By Order of the Board of Trustees

                                     /s/ Michael Radmer

                                     Michael J. Radmer
                                     Secretary


February 22, 2010

                        YOU CAN VOTE QUICKLY AND EASILY.

      PLEASE FOLLOW THE INSTRUCTIONS IN ENCLOSED VOTING INSTRUCTION FORM.

                                PROXY STATEMENT
                               FEBRUARY 22, 2010

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
           AZL{R} SCHRODER EMERGING MARKETS EQUITY FUND

                            5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416
                           Telephone: (800) 624-0197

      The Board of Trustees (the "Board") of the Allianz Variable Insurance Products Trust (the "Trust") is furnishing this proxy statement in connection with its solicitation of voting instructions to be used at a special meeting of the shareholders of the Fund listed above, to be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416 (the "Meeting"), and at any adjournment of the Meeting. At the Meeting, shareholders of record of the Fund at the close of business on February 5, 2010, will consider and are entitled to vote on the following Proposals:

1. To approve the Fund's "manager of managers" structure, which gives the Fund flexibility to hire and replace subadvisers in the future without a shareholder vote; and

2. Such other business as may properly come before the meeting, or any adjournment of the meeting.

This proxy statement was first mailed to contract owners on or about February 22, 2010.


     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 23, 2010. THE NOTICE OF SPECIAL MEETING
 OF SHAREHOLDERS, PROXY STATEMENT AND VOTING INSTRUCTION FORM ARE AVAILABLE AT
                     HTTP://WWW.PROXY-DIRECT.COM/AZL21215.



SECTION A - BACKGROUND INFORMATION

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

      The Trust is a Delaware statutory trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999, and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 28 separate investment portfolios including the Fund, each of which is, in effect, a separate mutual fund.

      The Trust is authorized to issue two classes of shares, Class 1 and Class 2, for the Fund. Class 1 and Class 2 shares are substantially identical, except that Class 1 shares are not subject to a 12b-1 distribution fee. Class 2 shares are subject to a 12b-1 distribution fee in the amount of 0.25% of average daily net assets.

      The Trust, including the Fund, issues and sells its shares, directly or indirectly, only to certain separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, "Allianz"). The separate accounts hold shares of mutual funds, including the Fund, which serve as a funding vehicle for benefits under certain variable annuity and variable life insurance contracts issued by Allianz (the "Contracts"). The Fund also may issue and sell its shares to the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"), which, like the Trust, issues and sells its shares only to the Allianz separate accounts as funding vehicles for the Contracts. The Trust does not offer its shares directly to the public.

      Each separate account, like the Trust, is registered with the SEC as an investment company, and a separate prospectus, which accompanies the prospectus for the Trust, describes the Contracts issued through the separate accounts.

ALLIANZ INVESTMENT MANAGEMENT LLC (THE "MANAGER")

      The Manager serves as the Trust's investment adviser pursuant to an Investment Management Agreement originally approved by the Board on April 11, 2001. The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and a wholly owned subsidiary of Allianz Life Insurance Company of North America. The Manager is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each fund of the Trust according to its investment objective and strategies. Pursuant to a subadvisory agreement dated May 1, 2007, between the Manager and Schroder Investment Management North America Inc. ("Schroder"), Schroder serves as the Fund's subadviser.

      On September 17, 2002, the Trust and the Manager obtained an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") for a multi-manager structure that generally permits the Manager, subject to approval of the Board, to (i) hire, replace or terminate a subadviser, and (ii) revise a subadvisory agreement, each without the approval of shareholders (the "Manager of Managers Order"). The Manager's use of the "manager-of-managers" structure is discussed in detail below.

      On or about October 30, 2008, the SEC issued an order (the "Substitution Order") permitting the substitution of shares of certain underlying mutual funds that had been available to holders of certain Contracts issued by Allianz for shares of the Fund (the "Substitution"). The Substitution was carried out on or about November 24, 2008. In exchange for receipt of the Substitution Order, Allianz represented that the Manager would not hire new subadvisers for the Fund, or otherwise rely on the Manager of Managers Order, without the approval of the Fund's shareholders.

      The Manager does not expect to change the Fund's subadviser or to make any material changes to the Fund's subadvisory agreement. Fund shareholders are being asked to approve the Fund's Manager of Managers Order now so that changes may be made in the future without shareholder approval, if the Manager and the Board determine that such changes are necessary.


SECTION B - PROPOSALS

             APPROVAL OF THE FUND'S "MANAGER OF MANAGERS" STRUCTURE

      At the Meeting, shareholders will be asked to approve the Fund's "manager of managers" structure, which gives the Fund flexibility to hire and replace subadvisers in the future without a shareholder vote. The approval of the "manager of managers" structure requires the affirmative vote of a majority of the outstanding shares of the Fund on the Record Date as defined in the 1940 Act.

       THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

THE "MANAGER OF MANAGERS" STRUCTURE

      The Trust operates pursuant to a "manager of managers" structure under which day-to-day portfolio management of the assets in each fund of the Trust is managed by one or more subadvisers selected by the Manager and approved by the Board. The Manager, as the investment adviser for all of the funds of the Trust, is responsible for supervising the performance of the funds' subadvisers and for making recommendations to the Board with respect to subadviser changes or revisions to subadvisory agreements. Each fund of the Trust pays a management fee to the Manager for the services it provides pursuant to the Investment Management Agreement. The Manager, out of its profits, pays the subadvisers for subadvisory services provided to the funds.

      Section 15(a) of the 1940 Act generally requires that a majority of a fund's outstanding voting securities approve the selection of a subadviser or any material changes to an existing subadvisory agreement. However, pursuant to the Manager of Managers Order, the Manager, subject to approval of the Board, generally may (i) hire, replace or terminate a subadviser, and (ii) revise a subadvisory agreement, each without imposing the costs and delays of obtaining shareholder approval.

      The Fund's initial sole shareholder, Allianz Life Insurance Company of North America, approved the Manager of Managers Order with respect to the Fund on April 28, 2006. However, as noted above, in connection with the Substitution Order, Allianz represented that the Manager would not hire new subadvisers for the Fund, or otherwise rely on the Manager of Managers Order, without the approval of the Fund's shareholders.

      The Manager and the Board believe that it is in the best interests of the Fund and the Fund's shareholders, including Contract owners indirectly invested in the Fund, to approve the Fund's "manager of managers" structure. The process of seeking shareholder approval of subadvisory agreements is administratively burdensome and costly, and may cause delays in executing changes that the Manager and the Board have determined are necessary, desirable and in the best interests of shareholders. These costs often are borne by a fund, and therefore indirectly by the fund's shareholders and Contract owners indirectly invested in the fund. If shareholders approve this Proposal, then the Manager and the Board would be able to act more quickly and with less expense to the Fund to retain new unaffiliated subadvisers.

      Under the Manager of Managers Order, the Manager is responsible, subject to the general supervision of the Board, to:

         1. set each fund's overall investment strategies;
         2. evaluate, select and recommend subadvisers to manage all or part of the assets within each fund;
         3. monitor and evaluate a subadviser's investment programs, including their analysis of economic and market trends and results, as well as the performance of the subadviser relative to applicable benchmark indices; and
         4. review a subadviser's compliance with the fund's investment objectives, policies and restrictions, as well as with laws and regulations applicable to the fund.


      The Manager will also recommend to the Board whether a subadvisory agreement should be renewed, modified or terminated. The Manager, and not the funds, bears the cost of the subadvisory fees payable to any such subadviser.


      A fund's subadviser has discretion and is responsible, subject to the general supervision of the Manager and subject to the fund's investment objectives, policies and restrictions, for all investment decisions relating to the purchase, retention and sale of securities for the fund.

      The Board oversees the performance of the Manager pursuant to the Investment Management Agreement and evaluates and approves the selection of all subadvisers and any initial subadvisory agreements or modifications to existing subadvisory agreements. In reviewing initial subadvisory agreements or modifications to existing subadvisory agreements, the Board analyzes all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser and the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought.

      Application of the Manager of Managers Order to the Fund would permit the Manager, with the approval of the Board, to select unaffiliated subadvisers and enter into and materially amend subadvisory agreements with unaffiliated subadvisers on behalf of the Fund without shareholder approval. The Manager of Managers Order does not permit an increase in the investment advisory fees paid by the Fund to the Manager without shareholder approval and would not diminish the Manager's responsibilities to the Fund, including the Manager's overall responsibility for the portfolio management services provided by subadvisers.

      Under the Manager of Managers Order, shareholders would receive notice of, and information pertaining to, any new subadvisory agreement and the fees payable thereunder, or any material change to an existing subadvisory agreement. Shareholders would receive the same information about a new subadviser or a new or revised subadvisory agreement that they would receive in a proxy statement in the absence of the "manager of managers" structure. In each case, shareholders will receive such notice and information as required by the Manager of Managers Order or by SEC rule, as applicable.

      If this Proposal is not approved by the shareholders of the Fund, the Board of Trustees will consider what further action should be taken, including resubmitting the Proposal to shareholders for approval in the future. Until the Proposal is approved by the Fund's shareholders, shareholder approval will continue to be required for the Manager to retain a new subadviser or to enter into any new subadvisory agreement or to materially amend any existing subadvisory agreement for the Fund.

BOARD APPROVAL OF THE "MANAGER OF MANAGERS" STRUCTURE


      The Board initially approved the Trust's application to the SEC for the Manager of Managers Order prior to the submission of that application. At an in-person meeting held on February 19 and 20, 2010, the Board, including the Trustees of the Trust who are not "interested persons" as defined in the 1940 Act, considered and unanimously re-approved the application of the "manager of managers" structure to the Fund and determined to obtain shareholder approval of the same.


      In evaluating the "manager of managers" arrangement, the Board considered various factors, including:

         1. The Board's own experience since the date of the Manager of Managers Order with the Trust's "manager of managers" structure and with evaluating and approving the funds' subadvisers and subadvisory agreements;

         2. The "manager of managers" structure enables the Manager and the Board to act more quickly, and with less expense to a fund, in appointing new subadvisers when the Manager and the Board believe that such appointment would be in the best interests of a fund, its shareholders and Contract owners indirectly invested in the fund;


         3. The Manager will continue to (a) set the Fund's overall investment strategies; (b) monitor and evaluate the performance of each subadviser; and (c) implement procedures reasonably designed to ensure that the subadviser(s) comply with the Fund's investment objectives, policies and restrictions; and


         4. No subadviser could be appointed, removed or replaced without the Board's approval and involvement.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
             OF THE FUND VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.


                                 OTHER MATTERS

      The Board anticipates and knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on your voting instruction form intend to vote in accordance with their best judgment.


SECTION C - OTHER INFORMATION REGARDING THE TRUST

                            MANAGEMENT OF THE TRUST

      Overall responsibility for management of the Trust rests with its Board, the members of which are elected by the shareholders of the Trust. The Trustees elect officers of the Trust to supervise its day-to-day operations. Subject to the Declaration of Trust, the Board manages the business of the Trust, and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as the Board considers appropriate.

      The shareholders of the Trust are insurance company separate accounts. Separate account contract owners own units in the insurance company separate accounts through the Contracts, and the separate accounts in turn own shares of the Trust, among other mutual fund investment options. A contract owner may communicate with the Board by phone at (800) 624-0197, or by mail at 5701 Golden Hills Drive, A3-765, Minneapolis, Minnesota 55416.


                               OUTSTANDING SHARES

      The number of shares of the Fund outstanding at the close of business on February 5, 2010 (the "Record Date"), is listed in the table below.

      The officers and Trustees of the Trust cannot directly own shares of the Fund and they cannot beneficially own shares of the Fund unless they purchase Contracts issued by Allianz. At the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than one percent of the outstanding shares of the Fund.

      In addition to directly owning shares of the Fund, Allianz and its separate accounts own shares of the Fund indirectly through ownership of shares of the FOF Trust. Accordingly, Allianz, directly and indirectly through its separate accounts, was the only shareholder of the Fund at the Record Date.

      To the best knowledge of the Fund, no person other than Allianz, owned, of record or beneficially, 5% or more of the outstanding shares of the Fund at the Record Date. Information relating to Allianz' ownership in the Fund at the Record Date is provided below:

FUND        SHARES OUTSTANDING    ALLIANZ LIFE INSURANCE COMPANY OF NORTH      ALLIANZ LIFE INSURANCE COMPANY OF NEW        FOF
                                    AMERICA (SHARES / PERCENT OF SHARES           YORK (SHARES / PERCENT OF SHARES     TRUST(SHARES
                                                OUTSTANDING)                                OUTSTANDING                / PERCENT OF
                                                                                                                          SHARES
                                                                                                                        OUTSTANDING
____________________________________________________________________________________________________________________________________


                     6,196,659               5,913,296 / 95.4%                             283,363 / 4.6%                  None
AZL
Schroder
Emerging
Markets
Equity
Fund(Class
1)
AZL                 46,771,511               34,895,099 / 74.6%                           1,396,523 / 3.0%             10,479,889 /
Schroder                                                                                                                   22.4%
Emerging
Markets
Equity
Fund(Class
2)




                          ANNUAL REPORTS OF THE TRUST

      Upon request, the Trust will send to you a copy of the most recent annual report and the most recent semi-annual report succeeding the annual report, if any. Please contact the Trust by phone at (800) 624-0197, or by mail at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and one will be sent to you, without charge, by first class mail, within three business days.


                             SHAREHOLDER PROPOSALS

      The Trust is not required to hold annual shareholder meetings. Since the Trust does not hold regular shareholder meetings, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Trust a reasonable time before the Trust begins to print and send proxy materials to shareholders.


                       SHAREHOLDERS WITH THE SAME ADDRESS

      The Trust's practice is to "household," or consolidate, shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Trust by phone at (800) 624-0197, or by mail at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and the Trust will mail additional proxy statements for each of your accounts within 30 days of your request. You may also contact the Trust in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.


                               OTHER INFORMATION

      The names and addresses of the Trust's investment adviser, principal underwriter and administrator are as follows:

      Investment adviser:      Allianz Investment Management LLC
                                     5701 Golden Hills Drive
                                     Minneapolis, MN 55416


      Principal Underwriter/Distributor:Allianz Life Financial Services, LLC
                                     5701 Golden Hills Drive
                                     Minneapolis, MN 55416


      Administrator:           Citi Fund Services Ohio, Inc.
                                     3435 Stelzer Road
                                     Columbus, OH 43219

      Allianz Life:            Allianz Life Insurance Company of North America
                                     5701 Golden Hills Drive
                                     Minneapolis, MN 55416

      Allianz NY:              Allianz Life Insurance Company of New York
                                     One Chase Manhattan Plaza, 38[th] Floor
                                     New York, NY 10005-1422


SECTION D - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

      A special meeting of shareholders of the Fund will be held as specified in the Notice of Special Meeting that accompanies this proxy statement. At the Meeting, shareholders (the separate accounts) will vote their shares of the Fund.

      You have the right to instruct Allianz on how to vote the shares of the Fund held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the Record Date (February 5, 2010). Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, you are permitted one vote. Fractional votes are counted for each fraction of a dollar of value. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the Proposals described above. Allianz will vote any shares for which it does not receive voting instructions, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of a Proposal.

      For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Fund, its presence at the Meeting in person or by proxy will meet the quorum requirement.

      The approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund on the Record Date as defined in the 1940 Act.

      You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-765, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at (800) 328-5601, ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the Proposals.

      The Fund will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of shareholders and this proxy statement to contract owners, except that the Manager has agreed to pay the costs of mailing the materials via first class mail to the extent that such costs exceed the costs of mailing the materials via third class mail. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from contract owners by means of mail, telephone, or personal calls.


                                  ADJOURNMENT

      In the event that voting instructions received by the time scheduled for the Meeting are not sufficient to approve a Proposal, representatives of Allianz may move for one or more adjournments of the Meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the Proposal. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the Meeting. Representatives of Allianz will vote in favor of adjournment. The Fund will pay the costs of any additional solicitation and of any adjourned Meeting. A shareholder vote may be taken on one or more Proposals in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                     By Order of the Board of Trustees,

                                     /s/ Michael J. Radmer

                                     Michael J. Radmer
                                     Secretary


Dated: February 22, 2010

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT


                                        YOUR VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE ON THE PHONE OR THE
                                        INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-235-4258 OR GO
                                        TO WEBSITE: WWW.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR VOTING
                                        INSTRUCTION CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR VOTING INSTRUCTION
                                        CARD WHEN YOU VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.


VOTING INSTRUCTION  ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST VOTING INSTRUCTION
                     AZL Schroder Emerging Markets Equity Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON March 23, 2010

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz NY") to represent and to vote, as designated below and on the reverse side, upon the following proposal and in the discretion of Allianz Life and Allianz NY on such other matters as may properly come before the Special Meeting of Shareholders of Allianz Variable Insurance Products Trust to be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and at any adjournment of the meeting (the "Special Meeting"), the number of shares of the series named above represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of February 5, 2010. The following proposals are more fully described in the Notice of Special Meeting and Proxy Statement for the Special Meeting dated February 22, 2010 (receipt of which is hereby acknowledged).

UNLESS OTHERWISE  DIRECTED,  THE  SHARES WILL BE VOTED FOR PROPOSAL 1 AND
WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRECTION OF ALLIANZ LIFE AND ALLIANZ NY, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

                                      VOTE VIA THE INTERNET:WWW.PROXY-DIRECT.COM
                                      VOTE VIA THE TELEPHONE: 1-866- 235-4258

                                      [              ] [                       ]

                                      NOTE: (Please sign exactly as name appears to the left, date and return. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.)

                                      _________________________________________
                                      Signature(s)

                                      _________________________________________
                                      Signature(s)

                                      __________________________________________
                                      Date                  AVLP_21215_022210VI

                                      [ ]Please check this box if you plan to
                                      attend the Meeting.


      PLEASE SIGN AND DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT



       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                                SHAREHOLDER MEETING
                            TO BE HELD ON MARCH 23, 2010.
     THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, PROXY STATEMENT AND VOTING
                                INSTRUCTION FORM
            ARE AVAILABLE AT:  WWW.PROXY-DIRECT.COM/azl21215.



                 AZL Schroder Emerging Markets Equity Fund (THE "FUND")
















                  Please detach at perforation before mailing.




TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1. TO APPROVE THE FUND'S "MANAGER OF MANAGERS" STRUCTURE, WHICH GIVES THE FUND FLEXIBILITY TO HIRE AND REPLACE SUBADVISERS IN THE FUTURE WITHOUT A SHAREHOLDER VOTE


 FOR         AGAINST      ABSTAIN

[ ]          [ ]            [ ]



      PLEASE SIGN AND DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY.

                              AVLP_21215_022210VI